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                                                                    EXHIBIT 23-1

                        INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated February 6, 1995, appearing in and incorporated by reference in the Annual Report on Form 10-K of MCN Corporation for the year ended December 31, 1994 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Detroit, Michigan
October 10, 1995